UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 28, 2003
 (Date of earliest event reported)

SANGSTAT MEDICAL CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	0-22890	94-3076-069
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
 (Address of principal executive offices)

(510) 789-4300
 (Registrant’s telephone number, including area code)

Item 5.	Other Events

                      On July 28, 2003, SangStat Medical Corporation issued the attached press release announcing its sales and earnings for the period ended June 30, 2003.

Item 7.	Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	Exhibit No.	Description

	99.1	Press release dated July 28, 2003.

Item 9.	Regulation FD Disclosure

                      Incorporated by reference is a press release issued by the Registrant on July 28, 2003, regarding earnings for the second quarter 2003, attached as Exhibit 99.1.  This information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos.  33-8216 and 34-47583.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

                      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGSTAT MEDICAL CORPORATION

	By:	/s/ STEPHEN G. DANCE

Stephen G. Dance
Date: July 28, 2003		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 28, 2003.